                                                                  Exhibit 10.111


                               SECOND ALLONGE TO
             AMENDED AND RESTATED MASTER REVOLVING PROMISSORY NOTE
   EXECUTED BY YOUTH SERVICES INTERNATIONAL, INC. ("YSI") AND CERTAIN OF ITS
                           WHOLLY-OWNED SUBSIDIARIES
                          (the "ORIGINAL BORROWERS")
              PAYABLE TO THE ORDER OF FIRST UNION NATIONAL BANK,
                           SUCCESSOR TO SIGNET BANK,
           successor by merger to SIGNET BANK/MARYLAND (THE "BANK"),
                           DATED DECEMBER 12, 1996,
                          IN THE PRINCIPAL AMOUNT OF
                     TWENTY MILLION DOLLARS ($20,000,000)
                            (the "Promissory Note")

                                   Recitals
                                   --------

     A. The Original Borrowers executed and delivered their Promissory Note payable to the order of the Bank on December 12, 1996, in the principal amount of Twenty Million Dollars ($20,000,000).

     B. Pursuant to the terms of a First Amendment to Loan and Security Agreement dated December 12, 1996 (the "First Amendment"), which amended the terms of a Loan and Security Agreement dated June 20, 1995 by and among the Bank and certain of the Original Borrowers (the "Loan Agreement"), the Original Borrowers jointly and severally affirmed or reaffirmed all obligations under the Loan Agreement including the payment obligations evidenced by the Promissory Note.

     C. Pursuant to that certain Second Amendment to Loan and Security Agreement dated October 31, 1997 (the "Second Amendment") by and among certain of the Original Borrowers and the Bank, the parties agreed to (i) release and discharge certain of the Original Borrowers from further liability under the Promissory Note, and (ii) amend certain terms of the borrowing, and the Original Borrowers excluding those released and discharged from liability (the "Remaining Borrowers") executed and delivered a First Allonge to Amended and Restated Master Revolving Promissory Note (the "First Allonge") to further evidence such amendments.

     D. Pursuant to that certain letter dated June 11, 1998 from the Bank to YSI, the Bank amended the Promissory Note, as amended, to reduce the unused Line of Credit fee (the "Letter Amendment").

     E. As of the date hereof, Youth Services International of Texas, Inc., Youth Services International of Delaware, Inc., Youth Services International of Minnesota, Inc., Youth Services International of Illinois, Inc., Youth Services International of Michigan, Inc., and Youth Services International Southeastern Programs, Inc. (the "New Borrowers") have executed an Assumption Agreement wherein each of the New Borrowers agrees to be jointly and severally liable for all obligations of payment and performance arising under, related to, or evidenced by, the Loan Agreement and

Promissory Note, as now or hereafter amended, restated, modified or extended (the New Borrowers and the Remaining Borrowers are hereafter referred to as the "Borrowers").

     F. The Borrowers have now requested the Bank to extend the Maturity Date of the Promissory Note and have executed and delivered a Third Amendment to Loan and Security Agreement (the "Third Amendment") and this Second Allonge to Amended and Restated Master Revolving Promissory Note (the "Second Allonge") in furtherance thereof.

     WITH THE CONSENT OF THE HOLDER, the Promissory Note identified in the caption above, as amended by the First Allonge and the Letter Agreement, is hereby amended as follows:

     1. The term "Maturity Date" as used in the Promissory Note shall mean February 28, 1999.

     2. Subject to acceleration upon the occurrence of a default, the Promissory Note shall mature and any amounts outstanding thereunder shall be absolutely due, in full, on the Maturity Date, unless extended or renewed at the sole discretion of, and upon terms agreeable to, the Bank.

     3. The undersigned Borrowers hereby affirm or reaffirm their continuing joint and several liability for all obligations due under the Promissory Note.

     4. Except as expressly amended and modified by this Second Allonge, all other terms and conditions of the Promissory Note, as amended by the First Allonge and the Letter Agreement, shall remain in full force and effect. This Second Allonge shall not constitute a novation, shall not extinguish, terminate, affect or impair the Borrowers' obligations under the Promissory Note, as hereby amended, and shall not extinguish, terminate, impair or otherwise affect the lien and security interest created under the Loan Agreement. All terms used in this Second Allonge not otherwise defined herein shall have the meanings ascribed to those terms in the Promissory Note and/or the Loan Agreement, as amended. This Second Allonge constitutes an integral part of the Promissory Note to which it is attached and made a part of, and the two shall be read together as one instrument.

     WITNESS THE EXECUTION OF THIS FIRST ALLONGE on this 15th day of December, 1998, and effective as November 30, 1998.


WITNESS / ATTEST:                     YOUTH SERVICES INTERNATIONAL, INC.

/s/ James E. Davis                    By: /s/ Mark S. Demilio (SEAL)
------------------                       --------------------
                                         Mark S. Demilio
                                         Senior Vice President - -
                                         Chief Financial Officer
                                         General Counsel


                                      YOUTH SERVICES INTERNATIONAL OF
                                      IOWA, INC.


/s/ James E. Davis                    By: /s/ Mark S. Demilio (SEAL)
------------------                       --------------------
                                         Mark S. Demilio
                                         Vice President


                                      YOUTH SERVICES INTERNATIONAL OF
                                      TENNESSEE, INC.


/s/ James E. Davis                    By: /s/ Mark S. Demilio (SEAL)
------------------                       --------------------
                                         Mark S. Demilio
                                         Vice President


                                      YOUTH SERVICES INTERNATIONAL OF
                                      MARYLAND, INC.


/s/ James E. Davis                    By: /s/ Mark S. Demilio (SEAL)
------------------                       --------------------
                                         Mark S. Demilio
                                         Vice President

                            [SIGNATURES CONTINUED]

                                      YOUTH SERVICES INTERNATIONAL OF
                                      BALTIMORE, INC.


/s/ James E. Davis                    By:/s/ Mark S. Demilio (SEAL)
------------------                       --------------------
                                         Mark S. Demilio
                                         Vice President


                                      YOUTH SERVICES INTERNATIONAL OF NORTHERN
                                      IOWA, INC.


/s/ James E. Davis                    By: /s/ Mark S. Demilio (SEAL)
------------------                       --------------------
                                         Mark S. Demilio
                                         Vice President


                                       YSI OF CENTRAL IOWA, INC.


/s/ James E. Davis                    By: /s/ Mark S. Demilio (SEAL)
------------------                       --------------------
                                         Mark S. Demilio
                                         Vice President


                                      YOUTH SERVICES INTERNATIONAL OF
                                      SOUTH DAKOTA, INC.


/s/ James E. Davis                    By: /s/ Mark S. Demilio (SEAL)
------------------                       --------------------
                                         Mark S. Demilio
                                         Vice President


                                      YOUTH SERVICES INTERNATIONAL OF
                                      MISSOURI, INC.


/s/ James E. Davis                    By: /s/ Mark S. Demilio (SEAL)
------------------                       --------------------
                                         Mark S. Demilio
                                         Vice President


                            [SIGNATURES CONTINUED]

                                      YOUTH SERVICES INTERNATIONAL OF
                                      VIRGINIA, INC.


/s/ James E. Davis                    By: /s/ Mark S. Demilio (SEAL)
------------------                       --------------------
                                         Mark S. Demilio
                                         Vice President


                                      YOUTH SERVICES INTERNATIONAL OF
                                      TEXAS, INC.


/s/ James E. Davis                    By: /s/ Mark S. Demilio (SEAL)
------------------                       --------------------
                                         Mark S. Demilio
                                         Vice President


                                      YOUTH SERVICES INTERNATIONAL OF
                                      DELAWARE, INC.


/s/ James E. Davis                    By: /s/ Mark S. Demilio (SEAL)
------------------                       --------------------
                                         Mark S. Demilio
                                         Vice President


                                      YOUTH SERVICES INTERNATIONAL OF
                                      MINNESOTA, INC.


/s/ James E. Davis                    By: /s/ Mark S. Demilio (SEAL)
------------------                       --------------------
                                         Mark S. Demilio
                                         Vice President


                                      YOUTH SERVICES INTERNATIONAL OF
                                      ILLINOIS, INC.


/s/ James E. Davis                    By: /s/ Mark S. Demilio (SEAL)
------------------                       --------------------
                                         Mark S. Demilio
                                         Vice President

                            [SIGNATURES CONTINUED]

                                      YOUTH SERVICES INTERNATIONAL OF
                                      MICHIGAN, INC.


/s/ James E. Davis                    By: /s/ Mark S. Demilio (SEAL)
------------------                       --------------------
                                         Mark S. Demilio
                                         Vice President


                                      YOUTH SERVICES INTERNATIONAL
                                      SOUTHEASTERN PROGRAMS, INC.


/s/ James E. Davis                    By: /s/ Mark S. Demilio (SEAL)
------------------                       --------------------
                                         Mark S. Demilio
                                         Vice President

                               [SIGNATURES END]